UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2021

DILA Capital Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40494	86-1396422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1395 Brickell Ave., Ste. 950 Miami, FL (Address of principal executive offices)	33131 (Zip Code)

(786) 785-1715
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Warrant	DILAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	DILA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	DILAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of a Director

Mr. Luis F. Cervantes Coste, one of our directors, died on June 20, 2021.

Item 8.01. Other Events.

On June 17, 2021, DILA Capital Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 5,500,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File Nos. 333-254425 and 333-257102). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $55,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on June 17, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement of an aggregate of 283,750 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,837,500 (the “Private Placement”).

A total of $55,000,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of June 17, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dila cAPITAL ACQUISITION CORP.

By:	/s/ Eduardo Clave
Name: Eduardo Clave
Title: Chief Executive Officer

Date: June 23, 2021